SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement [ ] Confidential, for use of the Commission
                                   Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material pursuant to ss.  240.14a-11(c) or ss. 240.14a-12

                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   [X] No fee required
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
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          (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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          (5) Total fee paid:
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   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount previously paid:
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          (2)   Form, Schedule or Registration Statement No.:
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          (3)   Filing Party:
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          (4)   Date Filed:
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

December 28, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Farnsworth Bancorp, Inc.(the "Company"), I cordially invite you to attend the annual meeting of stockholders to be held at the Days Inn, Route 206, Bordentown, New Jersey on January 25, 2000, at 10:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the company. Directors and officers of the company will be present to respond to your questions.

         The Board of Directors has determined that the matters to be considered at the meeting, described in the accompanying material, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy
Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                   Sincerely,


                                   /s/ Gary N.Pelehaty
                                   ---------------------------------------------
                                   Gary N. Pelehaty
                                   President and Chief Executive Officer





--------------------------------------------------------------------------------
789 Farnsworth Avenue o Bordentown, NJ 08505 o 609-298-0723 o Fax 609-298-5321

--------------------------------------------------------------------------------
                             FARNSWORTH BANCORP, INC
                              789 FARNSWORTH AVENUE
                          BORDENTOWN, NEW JERSEY 08505
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 25, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of Farnsworth Bancorp, Inc. (the "Company") will be held at the Days Inn, Route 206, Bordentown, New Jersey, on Tuesday, January 25, 2000, at 10:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

     1.   The election of two directors of the Company;

     2. The ratification of the Farnsworth Bancorp, Inc. 1999 Stock Option Plan; and

     3.   The ratification of the Peoples Savings Bank Restricted Stock Plan.

         The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 21, 1999, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Charles Alessi
                                    --------------------------------------------
                                    Charles Alessi
                                    Secretary

Bordentown, New Jersey
December 28, 1999



--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                            FARNSWORTH BANCORP, INC.
                              789 FARNSWORTH AVENUE
                          BORDENTOWN, NEW JERSEY 08505
--------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                               JANUARY 25, 2000
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farnsworth Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Days Inn, Route 206, Bordentown, New Jersey on Tuesday, January 25, 2000, at 10:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 28, 1999. The Company is the parent company of Peoples Savings Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon (i) election of two directors, (ii) the ratification of the Farnsworth Bancorp, Inc. 1999 Stock Option Plan (the "Stock Option Plan"), and (iii) the ratification of the Peoples Savings Bank's Restricted Stock Plan (the "Restricted Stock Plan" or the "RSP"). The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------
         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees named in Proposal I and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person where the nominee is unable to serve, or for good cause will not serve, matters incident to the conduct of the Meeting, and as to any other matters that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------
         Executive officers and directors of the Company have an interest in certain matters to be acted upon at the Meeting. Upon stockholders ratification of the Stock Option Plan and the Restricted Stock Plan, the awards under these plans will vest upon a Change in Control, as defined in the Stock Option Plan and the Restricted Stock Plan. Such accelerated vesting will be permitted only if these plans are ratified by stockholders more than one year after the Company completed its mutual-to-stock conversion. The ratification of the Stock Option Plan and the Restricted Stock Plan are being presented as Proposal II and Proposal III, respectively.

--------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------
         Stockholders of record as of the close of business on December 21, 1999 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 379,858 shares of Common Stock outstanding.

         The articles of incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or both of the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either
(i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         As to the ratification of the Stock Option Plan and the RSP, which are submitted as Proposals II and III, respectively, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. With respect to Proposals II and III, the affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to constitute stockholder ratification without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to such proposal.

         Any other matters that may properly come before the Meeting shall be determined by a majority of votes cast affirmatively or negatively, unless otherwise required by law.

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                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------
         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and Directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                     Percent of Shares of
                                           Amount and Nature of          Common Stock
Name and Address of Beneficial Owner       Beneficial Ownership          Outstanding
------------------------------------      ---------------------      --------------------
Craig W. Yates
227 Cliff Avenue
Edgewater Park, New Jersey (1)                   28,000                     7.37%

Peoples Savings Bank
Employee Stock Ownership Plan (the "ESOP")
789 Farnsworth Avenue,
Bordentown, New Jersey (2)                       30,388                     8.00%

All directors and officers of the Company
as a group (8 persons) (3)                       41,174                    10.84%

 _____________________________________
(1) Number of shares is based upon a Schedule 13D filed on February 10, 1999 showing sole voting and dispositive power with respect to 28,000 shares.
(2) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee instructs the ESOP trustees regarding investment of ESOP plan assets. The ESOP trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares, and shares for which no timely voting direction is received, will be voted by the ESOP trustee as directed by the ESOP Committee. As of the Record Date, 3,038 shares have been allocated to ESOP participants.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Excludes 15,194 shares of Common Stock held by the Restricted Stock Plan (the "RSP") over which certain directors, as members of the RSP Committee and as RSP trustees, exercise voting power. Also excludes 28,918 shares held by the ESOP over which certain directors as members of the ESOP Committee and ESOP trustees, exercise shared voting power. Such individuals disclaim beneficial ownership with respect to RSP and ESOP shares.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. To the best of the Company's knowledge, aside from the late filing of Forms 5 by the directors and executive officers of the Company to report stock option grants and awards under the Restricted Stock Plan, all section 16(a) filing requirements applicable to its officers and directors were complied with during the 1999 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
         The Articles of Incorporation require that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members. Thus, two directors will be elected at the Meeting to serve for three-year terms or until their successors have been elected and qualified.

         Edgar N. Peppler and Gary N. Pelehaty have both been nominated by the Board of Directors to serve for a three-year term. Both nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned for both nominees and for each other director of the Company who will continue to serve as a director after the Meeting. Both nominees are also directors of the Bank.

                                                                                       Shares of
                                       Age at          Year First      Current       Common Stock      Percent
                                    September 30,      Elected or      Term to       Beneficially        of
Name                                   1999           Appointed(1)      Expire         Owned (2)        Class
----                              --------------      ------------      ------         ---------        -----
BOARD NOMINEES FOR TERM TO EXPIRE IN 2003

Edgar N. Peppler                         63               1970           2000           6,000            1.58%
Gary N. Pelehaty                         46               1992           2000           5,175            1.36%

DIRECTORS CONTINUING IN OFFICE

Charles E. Adams                         84               1985           2001           6,000(3)         1.58%
William H. Wainwright, Jr.               69               1986           2001           6,700            1.76%
George G. Aaronson, Jr.                  67               1970           2002           6,000(3)         1.58%
Herman Gutstein                          86               1965           2002           6,000            1.58%
G. Edward Koenig, Jr.                    58               1981           2002           4,000(3)         1.05%
---------------------

(1)  Refers to the year the individual first became a director of the Bank.

(2) Beneficial ownership as of December 21, 1999. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3) Excludes 30,388 shares of Common Stock held under the ESOP over which such individual, as a member of the ESOP Committee and as an ESOP Trustee, exercises shared voting power. Also excludes 15,194 shares of Common Stock held by the RSP over which such individual, as a member of the RSP Committee and as an RSP trustee, exercises voting power. Such individual disclaims beneficial ownership with respect to ESOP and RSP shares.

         The principal occupation of, and other information about, each director and executive officer of the Company is set forth below as of September 30, 1999. All directors and executive officers have held their present positions for five years unless otherwise stated.

         EdgarN. Peppler has been a director of the Bank since 1970. He has served as vice-chairman of the board since 1992. Mr. Peppler is part owner and President of Peppler Funeral Home, a business he has been associated with since 1957. Mr. Peppler is a member of the Bordentown Chamber of Commerce, a past president of the Bordentown Kiwanis Club, and a past master of the Masonic Lodge.

         Gary N. Pelehaty has served the Bank as a director since October 1992. He has also been President and Chief Executive Officer of the Bank since February of the same year. Mr. Pelehaty is a director of First Nations Financial Services Company. Active in the local community, Mr. Pelehaty is a member of the Bordentown Rotary, a director of the Burlington County Burn Foundation, and the finance chairman of Bordentown Veterans' Memorial Foundation. He is also a former director of Bordentown's Chamber of Commerce and President of the Burlington/Camden Savings League.

         Charles E. Adams has been a director of the Bank since 1985. Mr. Adams is now retired, but was the Administrator and Secretary of Florence Township
Saving and Loan Association for 20 years. Mr. Adams is on the administrative board of Florence United Methodist Church, and is treasurer of the Florence Historical Society.

         William H. Wainwright, Jr. has been a director of the Bank since 1968. Before retiring in 1995, he was employed for 20 years as a loan officer at the Farmers Home Administration and the Small Business Administration. Mr. Wainwright is a member of the Surf City Yacht Club and served as their Commodore in 1996.

         George G. Aaronson, Jr. has been a director of the Bank since 1970. He is employed by Falconer & Bell as a real estate sales agent.

         Herman Gutstein has been a director of the Bank since 1965. He has also served as chairman of the board since 1992. Mr. Gutstein is retired. He formerly owned a convenience store.

         G. Edward Koenig, Jr. has, except for a three year hiatus ending in 1993, been a director since 1981. Mr. Koenig is President of E. J. Koenig Inc., a fuel service petroleum products company and a heating and air conditioning equipment sales, installation and service business. Mr. Koenig sits on the Burlington County Military Affairs Committee Executive Board and served as its chairman from 1996 to 1997.

         Charles Alessi, age 37, has been employed by the Bank since 1992 and is Vice-President and the Chief Financial Officer. He is also Secretary and Treasurer of the Bank. Mr. Alessi is a member of the Financial Managers Society.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through the meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 1999, the Board of Directors held 23 regular meetings and 4 special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the period of his service. In addition to other committees, as of September 30, 1999, the Board had a Nominating Committee, an Audit Committee and a Compensation and Benefits Committee.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. This non-standing committee met [once] during the 1999 fiscal year.

         The Company does not have a standing Audit Committee. The entire Board of Directors regularly reviews the financial statements of the Company. In addition, the Board of Directors of the Bank meets annually with the Company's independent accountants to review audit matters. The Board of Directors of the Bank met once during the 1999 fiscal year with the independent accountants for this purpose.

         The Compensation and Benefits Committee is comprised of non-employee Directors Adams, Aaronson and Koenig. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met [once] during the 1999 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Directors of the Company are also directors of the Bank. Since October 1, 1998, each director (including the chairman of the board) has been paid a monthly fee of $500 plus $100 per meeting attended. Total aggregate fees paid to the directors for the year ended September 30, 1999 were $59,800.

         Stock Awards. Each director has been awarded 1,899 options to purchase shares of Common Stock at $10.625 per shares under the Stock Option Plan and 759 shares of Common Stock under the Restricted Stock Plan. Ratification of these plans is being presented as Proposal II and Proposal III.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer had a salary and bonus that exceeded $100,000 for services rendered for the fiscal years ended September 30, 1999, 1998 and 1997.



                                     Annual Compensation                     Long Term Compensation
                         --------------------------------------------      -------------------------
                                                                            Restricted    Securities
Name and                Fiscal                           Other Annual       Stock         Underlying       All Other
Principal Position       Year      Salary     Bonus    Compensation(1)      Award(2)      Options (3)     Compensation
------------------       ----      ------     -----    ---------------      --------      -----------     ------------
Gary N. Pelehaty,        1999      $96,611   $10,000        $6,000           $40,354        9,496         $12,784(4)
President, CEO           1998      $98,912   $  -           $6,000           $ --            --           $ 2,946(5)
  and Director           1997      $88,150   $  -           $4,800           $ --            --           $ 7,544(5)

----------------------------
(1)  Consists of Board fees. Mr. Pelehaty also receives an automobile allowance.
(2) Represents the award of 3,798 shares of Common Stock under the RSP based upon the last reported sales price for the Common Stock as reported on the OTC Bulletin Board on April 6, 1999, the date of the award. This award vests at the rate of 20% per year, beginning on the first anniversary of the date of the grant. Dividend right associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest.
(3) Represents the award of 9,496 options at the exercise price of $10.625, equal to the last reported sales price for the Common Stock as reported on the OTC Bulletin Board on April 6, 1999, the date of the award.
(4) Represents the award of 953 shares under the ESOP as of June 30, 1999 based upon the last reported sales price of the Common Stock on the date of the award, plus $2,896 for a 401(k) plan matching contribution.
(5)  Consists of 401(k) plan matching contributions.

         Stock Awards. The following tables set forth information concerning options granted to Mr. Pelehaty during the fiscal year ended September 30, 1999.

                                                     Option Grants in Last Fiscal Year
------------------------------------------------------------------------------------------------------------------
                                                                  Individual Grants
                                 ---------------------------------------------------------------------------------
                                                       Percent of Total
                                                       Options Granted
                                    Number of            to Employees          Exercise Price        Expiration
Name                             Options Granted        in Fiscal Year            ($/Share)              Date
----                             ---------------        --------------         --------------        -----------
Gary N. Pelehaty                      9,496                 62.50%                $10.625              4/6/09

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
    ------------------------------------------------------------------------

                                                                                            Value of
                                                             Number of Options         In the-Money Options
                       Shares Acquired       Value        at Fiscal Year-End (#)       at Fiscal Year-End ($)
Name                   on Exercise(#)     Realized ($)   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                   -------------     -------------   -------------------------   ----------------------------
Gary N. Pelehaty             --              $ --                0 / 9,496                   $0 / $0

--------------------
(1) Based upon the difference between the option exercise price of $10.625 and the last reported sales price of the Common Stock of $9.00 per share as of September 30, 1999, as reported on the OTC Bulletin Board.

         Employment Agreement. The Bank has entered into an employment agreement (the "Agreement") with Gary Pelehaty for a three year term. Mr. Pelehaty's base compensation under the Agreement is $90,000. Under the Agreement, Mr. Pelehaty's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Gary Pelehaty without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Pelehaty will be paid in a lump sum an amount equal to
2.99 times his prior five year's average taxable compensation. In the event of a change in control at September 30, 1999, Mr. Pelehaty would have been entitled to a lump sum payment of approximately $270,000.

Benefits

         The 1999 Stock Option Plan. The Board of Directors of the Company has adopted the Stock Option Plan for the benefit of its Directors, officers, and key employees. The Stock Option Plan was approved by the stockholders on April 6, 1999. Ratification of this plan is being presented as Proposal II.

         The Restricted Stock Plan. The Board of Directors of the Company has adopted a restricted stock program for the benefit of personnel of experience and ability in key positions of responsibility with the Bank. The RSP was approved by the stockholders on April 6, 1999. Ratification of this plan is being presented as Proposal III.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------
Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF THE STOCK OPTION PLAN
--------------------------------------------------------------------------------
General

         The Board of Directors adopted the Stock Option Plan and the Company's stockholders approved it on April 6, 1999 ("Effective Date"). There have been no changes made to the Stock Option Plan since it was originally adopted by the Board of Directors and approved by stockholders of the Company on April 6, 1999. The only reason the Stock Option Plan is being resubmitted to stockholders of the Company for ratification at this time is to comply with OTS interpretive letters, as discussed below.

         Pursuant to the Stock Option Plan, up to 37,985 shares of Common Stock are reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business of the Company and the Bank.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Stock Option Plan contains certain restrictions and limitations. The Stock Option Plan provides that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the Stock Option
Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the Stock Option Plan (as previously approved by the stockholders on April 6, 1999) as a means of complying with the OTS interpretive letters.

         Ratification of the Stock Option Plan does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the Stock Option Plan, or otherwise amend or modify the terms of the Stock Option Plan. In the event that the Stock Option Plan is not ratified by stockholders at the Meeting, the Stock Option Plan will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

         The Stock Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the Stock Option Plan (the "Optionees"). Each option granted pursuant to the Stock Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Stock Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options.

         Shares of Common Stock issuable under the Stock Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Stock Option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Stock Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the Stock Option Plan requires that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such terms are defined in the Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the Stock Option Plan at the Meeting will conform the acceleration of vesting of options upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously awarded options and any options that may be granted in the future. Pursuant to the Stock Option Plan, upon a Change in Control, all options previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Any cash payment shall be in exchange for the cancellation of such option. A cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Stock Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the Stock Option Plan.

Awards Under the Stock Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted options under the Plan, the number of options to be granted to any participant, and whether options granted to each such Plan participant shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting participants and in determining the number of shares of Common Stock subject to options to be granted to each such participant, the Board or the Option Committee may consider the nature of the services rendered by each such participant, each such participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an option may, if otherwise eligible, be granted additional options. In no event shall shares of Common Stock subject to options granted to non-employee directors in the aggregate under this Stock Option Plan exceed more than 30% of the total number of shares of Common Stock authorized for delivery under this Plan, and no more than 5% of total shares of Common Stock may be awarded to any individual non-employee director. In no event shall shares of Common Stock subject to options granted to any employee exceed more than 25% of the total number of shares of Common Stock authorized for delivery under the Stock Option Plan.

         The table below presents information related to options previously awarded by the Company under the Stock Option Plan. Ratification of the Stock Option Plan does not impact the number of options previously awarded. Stockholder ratification of the Stock Option Plan confirms the provisions of the Stock Option Plan previously approved by stockholders of the Company. In accordance with the Stock Option Plan, all outstanding options shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                           PREVIOUSLY AWARDED BENEFITS
                           UNDER THE STOCK OPTION PLAN
                           ---------------------------
                                                       Number of Options
Name and Position                                      Previously Granted(1)(2)
-----------------                                      ------------------------

Gary N. Pelehaty, President, CEO and Director (3)             9,496
Edgar N. Peppler, Director (3)                                1,899
Executive Officer Group (2 persons)                          15,193
Non-Executive Officer Director Group
  (6 persons)                                                11,394
Non-Executive Officer Employee Group
  (12 persons)                                                    0
----------------

(1) The exercise price of such options is $10.625, the fair market value of the Common Stock on April 6, 1999, the date of grant. The exact dollar value of the options will equal the market price of the Common Stock on the date the option is exercised less the exercise price.
(2) Options shall vest, on the one year anniversary of the date of grant, 20% annually during periods of continued service as an employee, director, or director emeritus. Upon vesting, options shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(3)      Nominee for election as a director.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Stock Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Stock Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. The Stock Option Plan provision to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options.

         The power of the Option Committee to accelerate the exercise of options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options. The power of the Option Committee to make adjustments in connection with the Stock Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Stock Option Plan to operate in changed circumstances, to adjust the Stock Option Plan to fit a smaller or larger company, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Stock Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of options available to new management of the Company.

Amendment and Termination of the Stock Option Plan

         The Board of Directors may alter, suspend or discontinue the Stock Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Stock Option Plan, materially increase the benefits accruing to Optionees under the Stock Option Plan or materially modify the requirements for eligibility for participation in the Stock Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the Stock Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the Stock Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Stock Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options, the Company delivers newly issued shares of Common Stock (i.e., 37,985 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 9.1%. Ratification of the Stock Option Plan does not increase the maximum number of shares issuable under the Stock Option
     ---
Plan as previously approved by stockholders.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Stock Option Plan will have the following consequences:

          1. The grant of an option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

          2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the Stock Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an option under the Stock Option Plan currently require any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the Stock Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Ratification

         Stockholder ratification of the Stock Option Plan is being sought in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the Stock Option Plan, submitted as Proposal II.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                                                              -----
                     RATIFICATION OF THE STOCK OPTION PLAN.
--------------------------------------------------------------------------------
            PROPOSAL III - RATIFICATION OF THE RESTRICTED STOCK PLAN
--------------------------------------------------------------------------------
General

         The Board of Directors of the Company previously adopted the RSP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. There have been no changes made to the RSP since it was originally adopted by the Board of Directors and approved by stockholders of the Company on April 6, 1999. The only reason the RSP is being resubmitted to stockholders of the Company for ratification at this time is to comply with OTS interpretive letters, as discussed below.

         As previously approved by stockholders of the Company on April 6, 1999, the Bank contributed sufficient funds to the RSP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 15,194 shares of Common Stock) in the open market. All of the Common Stock purchased by the RSP was purchased at the fair market value of such stock on the date of purchase. Awards under the RSP were made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the RSP contains certain restrictions and limitations. The RSP provides that stock awards ("Awards") granted to employees or directors become vested no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the RSP (as previously approved by the stockholders on April 6, 1999) as a means of complying with the OTS interpretive letters.

         Ratification of the RSP does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the RSP, or otherwise amend or modify the terms of the RSP. In the event that the RSP is not ratified by stockholders at the Meeting, the RSP will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

Awards Under the RSP

         Currently, the RSP requires that Awards granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with accelerated vesting upon death or disability or a Change in Control, as such terms are defined in the RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the RSP at the Meeting will conform the acceleration of vesting of Awards upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously granted Awards and any Awards that may be granted in the future. Pursuant to the RSP, upon a Change in Control, all Awards previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than three directors who are not employees of the Bank or the Company (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a change in control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a change in control of the Company or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a change in control of the Company or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the RSP as authorized pursuant to the terms of the RSP. Ratification of such RSP does not change the number of shares awarded or other terms. Such ratification of the RSP confirms the provisions of the RSP previously approved by the stockholders of the Company.

                           PRIOR AWARDS UNDER THE RSP
                           --------------------------

                                                          Number of Shares
Name and Position                                    Previously Granted (1)(2)
-----------------                                    --------------------------

Gary N. Pelehaty, President, CEO and Director (3)                 3,798
Edgar N. Peppler, Director (3)                                      759
Executive Officer Group (2 persons)                               6,077
Non-Executive Officer Director Group (6 persons)                  4,554
Non-Executive Officer Employee Group (12 persons)                     0

--------------------
(1) The exact dollar value of the shares of Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% one year from date of grant, and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the RSP). Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3)      Nominee for election as a director.

Amendment and Termination of the RSP

         The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effect of the RSP

         In the event that the RSP is not ratified at the Meeting, the RSP will nevertheless remain in effect. Because shares for awards under the RSP have already been purchased in the market, current shareholders will suffer no ownership dilution. However, in the event the RSP is ratified and a change in control of the Company occurs prior to the time that shares that have been awarded pursuant to the RSP would otherwise vest, the aggregate purchase price received by stockholders could be effectively reduced by the value of shares that vest solely because of the change in control. The Company currently has no plan in place that will result in a change in control.

Federal Income Tax Consequences

         Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize compensation expense in the amount of the fair market value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Company is submitting the RSP to stockholders for ratification in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the RSP, submitted as Proposal III.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                       "FOR" THE RATIFICATION OF THE RSP.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------
         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending September 30, 2000, all stockholder proposals must be received at the Company's executive office at 789 Farnsworth Avenue, Bordentown, New Jersey 08505 no later than August 31, 2000. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2000, will only be considered at the annual meeting to be held in 2001 if the stockholder submits notice of the proposal to the Company at the above address by November 26, 2000. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2001 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------
         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------
         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 1999 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, Farnsworth Bancorp, Inc., 789 Farnsworth Avenue, Bordentown, New Jersey 08505.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Charles Alessi
                                   ---------------------------------------------
                                   Charles Alessi
                                   Secretary

Bordentown, New Jersey
December 28, 1999

--------------------------------------------------------------------------------
                            FARNSWORTH BANCORP, INC.
                              789 FARNSWORTH AVENUE
                          BORDENTOWN, NEW JERSEY 08505
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 25, 2000
--------------------------------------------------------------------------------
         The undersigned hereby appoints the Board of Directors of Farnsworth Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Days Inn, Route 206, Bordentown, New Jersey on Tuesday, January 25, 2000, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:
                                                      FOR             WITHHELD
                                                      ---             --------
1.        The election as director of the nominees
          listed with terms to expire in 2003
          (except as marked to the contrary below):     ~                ~

          Edgar N. Peppler
          Gary N. Pelehaty


INSTRUCTIONS: To withhold your vote for either nominee, write the nominee's name
-------------
on the line provided below.

                    -----------------------------------------------

                                         FOR        AGAINST         ABSTAIN
                                         ---        -------         -------
2.        The ratification of the
          Farnsworth Bancorp, Inc.
          1999 Stock Option Plan.         ~             ~              ~

3.        The ratification of the
          Peoples Savings Bank
          Restricted Stock Plan.          ~             ~              ~

          The Board of Directors recommends a vote "FOR" all of the above listed
                                                   -----
          proposals.



In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 28, 1999 and the 1999 Annual Report to Stockholders.



Dated:  -----------------------------



-------------------------------------       -----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



-------------------------------------       -----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------